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                                                                  EXHIBIT 23(b)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



         As independent public accountants, we hereby consent to the incorporation by reference into this registration statement of our reports dated November 5, 1993 included in or incorporated by reference in NS Group, Inc.'s Form 10-K for the year ended September 25, 1993 and to all references to our Firm included in this registration statement.



                                          /S/ ARTHUR ANDERSEN & CO.
                                          ARTHUR ANDERSEN & CO.

Cincinnati, Ohio,
  January 13, 1994